Advances Payable	12 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Advances Payable

The Company has received cash advances to help fund the Company’s operations. On January 10, 2018, the outstanding balance of the $310,000 of advances payable was converted into two 10% Convertible Promissory Notes (see Note 10). On November 12, 2018, the advances payable balance was added to the outstanding balance line of credit, related parties.

As of December 31, 2017, A. Michael Stolarski and Kevin A. Richardson II, both members of the Company’s board of directors and existing shareholders of the Company, had subscribed $130,000 and $140,000, respectively, to the Company as advances from related parties to be used to purchase 10% Convertible Promissory Notes. The convertible promissory notes for this balance were issued on January 10, 2018 (see Note 10).